UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 26, 2007
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                              Cytec Industries Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                          1-12372                22-3268660
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(State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                 File Number)          Identification No.)

 Five Garret Mountain Plaza
 West Paterson, NJ                                                      07424
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 (Address of principal executive offices)                           (Zip Code)



        Registrant's telephone number, including area code (973) 357-3100
                                                            --------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 26, 2007, Mr. James P. Cronin and the Company entered into a retirement agreement pursuant to which Mr. Cronin resigned on that date as Executive Vice President and Chief Financial Officer of the Company and agreed to retire effective June 30. 2007. A copy of our May 29, 2007 press release announcing Mr. Cronin's resignation is furnished as Exhibit 99.1 hereto. Under the retirement agreement, Mr. Cronin will receive the benefits he is entitled to under the terms of the Company's Executive Income Continuity Plan applicable to a member of that plan whose employment is terminated without "Cause," as defined in that plan. The Company has agreed to elect Mr. Cronin as a full member of the Company's Executive Supplemental Retirement Plan and to determine that his separation is not adverse to the best interests of the Company. A copy of the retirement agreement is filed as Exhibit 10.2(r) hereto.

On May 29, 2007, a special committee of the Company's Board of Directors elected Mr. David M. Drillock as Vice President and Chief Financial Officer effective that date. Mr. Drillock, age 50, has been the Company's Vice President, Controller and Investor Relations for more than the past five years. A copy of our May 29, 2007 press release announcing Mr. Drillock's election is furnished as Exhibit 99.2 hereto In connection with his election as Chief Financial Officer, Mr. Drillock's annual rate of base salary was increased to $350,000 and his annual incentive target percentage was increased to 55% of his base pay to be determined on a pro rata basis for the year. He was also awarded 10,000 stock appreciation rights and an additional performance cash award of $55,000. The actual performance cash award paid can range from 0 to 200% of the target and will depend on the Company's adjusted earnings per share and return on invested capital in 2009.

Item 9.01 Financial Statements and Exhibits

The following exhibits have been filed, in the case of Exhibit 10.2(r), or furnished, in the case of Exhibits 99.1 and 99.2 with this report.

10.2(r) Retirement Agreement, dated May 26, 2007, between James P.Cronin and the Registrant.
99.1     Press Release dated May 29, 2007
99.2     Press Release dated May 29, 2007

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Cytec Industries Inc.
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                                         (Registrant)

Date:  May 29, 2007                      /s/ Roy Smith
       ------------                      -------------
                                         Roy Smith
                                         Vice President

                                  Exhibit Index
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Exhibit Number              Description

10.2(r) Retirement Agreement, dated May 26, 2007, between James P. Cronin and the Registrant

99.1                        Press Release, dated May 29, 2007

99.2                        Press Release, dated May 29, 2007